EXHIBIT 27(h)(5)(ii)



                   FIRST AMENDMENT TO PARTICIPATION AGREEMENT


     Minnesota Life Insurance Company, Variable Insurance Products Fund III, and Fidelity Distributors Corporation hereby amend the Participation Agreement ("Agreement") dated January 11, 2000 by doing the following:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the Amended Schedule A attached hereto.

IN WITNESS WHEREOF, the parties have hereto affixed their respective authorized signatures, intending that this Amendment be effective as of the 1st day of December, 2002.


MINNESOTA LIFE INSURANCE COMPANY

By:
      ----------------------------
Name:
      ----------------------------
Title:
      ----------------------------


VARIABLE INSURANCE PRODUCTS FUND III

By:
      ----------------------------
      Maria Dwyer
      Treasurer


FIDELITY DISTRIBUTORS CORPORATION

By:
      ----------------------------
      Don Holborn
      Executive Vice President

                                   Schedule A
                   Separate Accounts and Associated Contracts

Name of Separate Account                Contracts Funded
And Date of Inception                   By Separate Account                     Policy Form #
------------------------                ----------------------------------      -------------
Variable Annuity Account                Multi-Option Flexible Annuity           84-9091,
(Established September 10, 1984)                                                92-9283
                                                                                MHC 92-9283
                                        Multi-Option Single Annuity             84-9092,
                                                                                84-9093,
                                                                                92-9284,
                                                                                MHC 92-9284
                                        MultiOption Select Annuity              MHC 94-9307
                                        MultiOption Classic Annuity             99-70016
                                        MultiOption Achiever Annuity            99-70017
                                        MegAnnuity                              87-9254
                                        MultiOption Advisor Annuity             02-70067

Minnesota Life Variable Universal       Variable Group Universal Life           94-18660
Life Account                            Insurance
(Established August 8, 1994)

Minnesota Life Variable Life            Variable Adjustable Life                MHC 98-670
Account
(Established October 21, 1985)          Variable Adjustable Life - Second       MHC 98-690
                                        Death
                                        Variable Adjustable Life (Horizon)      99-680

Separate Account Q                      Group Annuity Contract IAC I            87-9173
(Established December 14, 1992)         Group Annuity Contract IAC I            92-9274
Separate Account T                      Group Annuity Contract AIACI            90-9246
(Established December 14, 1992)         Group Annuity Contract IAC II           89-9224
                                        Group Annuity Contract AIAC II          90-9247
                                        Group Annuity Contract IAC I            87-9166
                                        Group Annuity Contract ACC-             95-9317
                                        Allocated
                                        Group Annuity Contract ACC-             97-9388
                                        Unallocated
                                        Group Annuity Contract IAC I            F. 23412
                                        Group Annuity Contract IAC I            F. 24415
                                        Group Annuity Contract AIAC I           F. 25150
                                        Group Annuity Contract IAC I            F. 23411
                                        Group Annuity Contract AIAC I           F. 25412
                                        Group Annuity Contract PAC II           89-9225
                                        Group Annuity Contract RGC              89-9084
                                        Group Annuity Contract DA               18084
                                        Group Annuity Contract DA               24595
                                        Group Annuity Contract IPG              F. 21811
                                        Group Annuity Contract IPG              F. 17283
                                        Group Annuity Contract GAC              F. 18088
                                        Group Annuity Contract GAC              F. 21713
                                        Group Annuity Contract GAC              F. 24386

Name of Separate Account                Contracts Funded
And Date of Inception                   By Separate Account                     Policy Form #
------------------------                ----------------------------------      -------------

                                        Group Annuity Contract                  F. 24596
                                        Group Annuity Contract                  F. 24597
                                        Group Annuity Contract                  F. 18088-1